                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  November 21, 1994

                         Commission file number 1-9016

                         -----------------------------

                      AMERICAN INDUSTRIAL PROPERTIES REIT
            (Exact name of registrant as specified in its charter)

     Texas                        1-9016                     75-6335572
(State or other jurisdiction     (Commission                (IRS Employer
of incorporation)                File Number)               Identification No.)

6220 North Beltline Road, Suite 205
        Irving, Texas                                        75063-2656
(Address of principal executive offices)                     (Zip code)

                                (214) 550-6053
             (Registrant's telephone number, including area code)

Item 5. Other Events

     On December 5, 1994, the Trust announced the certified voting results of its Annual Meeting of Shareholders on November 21, 1994. The results indicate that American Holdings, Inc. failed to receive the necessary support to remove the existing Trust Managers of the Trust. No nominee achieved the two-thirds vote of outstanding shares required for election as a Trust Manager or the majority vote of outstanding shares required for re-election. Accordingly, William H. Bricker and Charles W. Wolcott will continue to serve as Trust Managers for the Trust. The voting results were as follows:

     .  Election of Trust Managers

                                                 For           Withheld
             William H. Bricker (Incumbent)      3,613,890     311,947
             Raymond A. Hay (New)                3,619,821     306,016
             Charles W. Wolcott (Incumbent)      3,617,687     308,150

     .  Ratification of Ernst & Young as Independent Auditors

                                 For              Against         Abstain
                                 3,704,532        114,004         107,302

     .  Proposal by American Holdings, Inc. ("AHI") for Removal of Trust
        Managers

                                                 For           Withheld
             William H. Bricker                  2,515,622     12,178
             Raymond A. Hay                      2,518,899      8,901
             Charles W. Wolcott                  2,515,122     12,678

     .  Proposal by AHI for Election of AHI Nominees as Trust Managers

                                                 For           Withheld
             Paul O. Koether                     2,460,873     63,928
             Tieman H. Dippel, Jr.               2,461,373     63,428
             Kenneth A. Barfield                 2,458,096     66,705


Item 6. Resignation of Trust Manager

     On November 21, 1994, George P. Jenkins resigned as a Trust Manager of the Trust. There were no disagreements between the Trust and Mr. Jenkins on any matter relating to the Trusts' operations, policies or practices.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

       (c) Exhibits

             99.1  Resignation Letter of George P. Jenkins

             99.2  Final Report of Inspectors of Election

                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AMERICAN INDUSTRIAL PROPERTIES REIT



                                            /s/ CHARLES W. WOLCOTT
                                           -----------------------------------
                                           Charles W. Wolcott
                                           President and Chief Executive Officer

DATE: December 5, 1994